Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2012
Accumulated Other Comprehensive Income (Loss)

18. Accumulated Other Comprehensive Income (Loss)

The components of AOCI at December 31, 2012 and 2011 are as follows:

(in millions)	2012	2011
Foreign currency translation adjustment	$17.7	$4.0
Derivative financial instruments and other, net	(1.3)	1.1
Accrued benefit costs, net	(70.1)	(61.8)
Available-for-sale securities, net	0.3	—

Total	$(53.4)	$(56.7)